                                                                    Exhibit 99.1


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change

                                            [LOGO OF BANC OF AMERICA SECURITIES]

Transaction
-----------------------

Issuer             Asset Backed Funding Corporation
  Series           Asset Backed Certificates, Series 2002-WF2

Collateral         Approximately $268MM of Closed End Home Equity Mortgage Loans
  Originator       Wells Fargo Home Mortgage, Inc.

Servicer           Wells Fargo Home Mortgage, Inc.
  Rating           "NA", "NA", "RPS1-/NA" (M/S/F)

Rating Agencies    Moody's, S&P and Fitch

Structure
-----------------------

Credit Support
                    1- Excess Interest
                    2- Overcollateralization
                    3- Subordination

                                                                                      268,462     Initial     Initial     Stepdown
                       ------------------------------------------------------------------------------------------------------------
                          Class      Moody's        S&P        Fitch      Cpn Type    Amount       Size         C/E         C/E
                       ------------------------------------------------------------------------------------------------------------
                         Seniors       Aaa         AAA         AAA        Various    225,508      84.00%      16.00%       32.00%
                           M1          Aa2         AA          AA+         Float      14,765       5.50%      10.50%       21.00%
                           M2           A2          A           A          Float      13,423       5.00%       5.50%       11.00%
                           M3          Baa2        BBB         BBB         Float       8,054       3.00%       2.50%        5.00%
                           M4          Baa3        BBB-        BBB-        Float       3,356       1.25%       1.25%        2.50%
                           B1          Ba1         BBB-        BBB-        Float       2,013       0.75%       0.50%        1.00%
                           CE           UR          UR          UR         Resid       1,343       0.50%       0.00%        0.00%
                       ------------------------------------------------------------------------------------------------------------

                       After the Stepdown Date the subordinates may receive principal payments Overcollateralization is fully funded at approximately 50bps and is floored at 50bps

Trigger Event          A Trigger Event exists with respect to any Distribution
                       Date on or after the Stepdown Date if either:
                       (i) the 60+ day delinquency percentage (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 50% of the senior enhancement percentage for the Offered
                       Certificates or (ii) during such period the Cumulative
                       Realized Loss Percentage exceeds the values defined below:

                                                           Cumulative Realized
                       Distribution Dates                  Loss Percentage

                       October 2005 - September 2006           2.25%
                       October 2006 - September 2007           3.50%
                       October 2007 - September 2008           4.25%
                       October 2008 - September 2009           4.75%
                       October 2009 and after                  5.00%

Loss Coverage
-----------------------

                                                                                         Static LIBOR              Fwd LIBOR
                       -------------------------------------------------------------------------------------------------------------
                          Class      Moody's      S&P        Fitch      Cpn Type    CDR Break    Cum Loss    CDR Break     Cum Loss
                       -------------------------------------------------------------------------------------------------------------
                           M1          Aa2         AA          AA+         Float      21.3%       17.9%       19.4%        16.8%
                           M2          A2          A           A           Float      14.8%       13.8%       12.8%        12.4%
                           M3          Baa2        BBB         BBB         Float      11.2%       11.1%        9.2%         9.5%
                           M4          Baa3        BBB-        BBB-        Float       9.8%       10.0%        7.3%         7.8%
                           B1          Ba1         BBB-        BBB-        Fixed       9.0%        9.3%        6.1%         6.6%
                       -------------------------------------------------------------------------------------------------------------

                       40% loss severity
                       12 month delay
                       Trigger failing
                       Run to maturity
                       Defaults are in addition to prepayments Run at 100ppc for fixed rate loans, 100ppc for ARM loans "Break" is first dollar of principal loss

All Information is Preliminary and Subject to Change

                                            [LOGO OF BANC OF AMERICA SECURITIES]

Excess Spread
-----------------------

                                                 Static      Forward      Forward     Forward     Forward
                       -------------------------------------------------------------------------------------
                         Period      Paydate    XS Spread   XS Spread    1m LIBOR    6m LIBOR     1y CMT
                             1      10/25/2002     508         508         1.81        1.78        1.87
                             2      11/25/2002     498         498         1.81        1.77        1.91
                             3      12/25/2002     498         499         1.80        1.77        1.96
                             4       1/25/2003     496         497         1.76        1.78        2.01
                             5       2/25/2003     495         497         1.73        1.82        2.09
                             6       3/25/2003     499         501         1.70        1.87        2.18
                             7       4/25/2003     493         493         1.78        1.94        2.27
                             8       5/25/2003     493         493         1.82        2.03        2.38
                             9       6/25/2003     490         489         1.84        2.12        2.48
                            10       7/25/2003     490         487         1.98        2.23        2.60
                            11       8/25/2003     504         500         2.06        2.34        2.71
                            12       9/25/2003     503         498         2.10        2.46        2.82
                            13      10/25/2003     504         494         2.30        2.59        2.95
                            14      11/25/2003     500         488         2.41        2.71        3.05
                            15      12/25/2003     500         487         2.47        2.82        3.16
                            16       1/25/2004     496         479         2.65        2.94        3.26
                            17       2/25/2004     494         474         2.77        3.05        3.35
                            18       3/25/2004     497         475         2.85        3.15        3.45
                            19       4/25/2004     490         463         2.99        3.26        3.54
                            20       5/25/2004     490         460         3.09        3.35        3.62
                            21       6/25/2004     516         509         3.18        3.44        3.70
                            22       7/25/2004     516         507         3.28        3.52        3.79
                            23       8/25/2004     512         498         3.38        3.60        3.86
                            24       9/25/2004     510         493         3.47        3.68        3.93
                            25      10/25/2004     530         388         3.53        3.76        4.00
                            26      11/25/2004     525         373         3.62        3.83        4.07
                            27      12/25/2004     526         397         3.70        3.91        4.14
                            28       1/25/2005     520         383         3.77        3.98        4.20
                            29       2/25/2005     518         373         3.85        4.04        4.26
                            30       3/25/2005     525         379         3.93        4.10        4.32
                            31       4/25/2005     567         410         3.97        4.16        4.38
                            32       5/25/2005     569         408         4.04        4.22        4.43
                            33       6/25/2005     565         433         4.11        4.28        4.49
                            34       7/25/2005     568         436         4.14        4.33        4.54
                            35       8/25/2005     563         421         4.21        4.38        4.59
                            36       9/25/2005     562         413         4.28        4.44        4.65
                            37      10/25/2005     565         416         4.31        4.50        4.70
                            38      11/25/2005     567         409         4.36        4.55        4.75
                            39      12/25/2005     572         434         4.43        4.60        4.81
                            40       1/25/2006     569         422         4.48        4.66        4.85
                            41       2/25/2006     569         416         4.55        4.70        4.90
                            42       3/25/2006     578         428         4.61        4.75        4.95
                            43       4/25/2006     569         409         4.62        4.80        5.00
                            44       5/25/2006     572         409         4.68        4.84        5.04
                            45       6/25/2006     569         418         4.74        4.89        5.09
                            46       7/25/2006     572         420         4.77        4.93        5.14
                            47       8/25/2006     569         409         4.82        4.98        5.18
                            48       9/25/2006     570         404         4.87        5.03        5.23
                            49      10/25/2006     573         407         4.90        5.07        5.27
                            50      11/25/2006     570         397         4.94        5.12        5.32
                            51      12/25/2006     573         416         4.99        5.17        5.36
                            52       1/25/2007     570         405         5.05        5.21        5.40
                            53       2/25/2007     570         399         5.10        5.25        5.45
                            54       3/25/2007     579         413         5.15        5.30        5.49
                            55       4/25/2007     571         392         5.17        5.33        5.53
                            56       5/25/2007     574         395         5.21        5.37        5.57
                            57       6/25/2007     571         400         5.26        5.41        5.61
                            58       7/25/2007     574         403         5.29        5.45        5.64
                            59       8/25/2007     571         393         5.33        5.49        5.68
                            60       9/25/2007     571         388         5.37        5.53        5.72
                            61      10/25/2007     574         392         5.40        5.57        5.75
                            62      11/25/2007     572         381         5.44        5.61        5.79
                            63      12/25/2007     575         399         5.48        5.65        5.82
                            64       1/25/2008     572         388         5.53        5.68        5.85
                            65       2/25/2008     572         383         5.58        5.71        5.88
                            66       3/25/2008     578         392         5.61        5.74        5.91
                            67       4/25/2008     572         378         5.63        5.77        5.94
                            68       5/25/2008     575         382         5.65        5.80        5.97
                            69       6/25/2008     573         384         5.69        5.83        6.00
                            70       7/25/2008     576         388         5.71        5.85        6.02
                            71       8/25/2008     573         378         5.74        5.88        6.05
                            72       9/25/2008     573         375         5.78        5.91        6.08
                            73      10/25/2008     576         381         5.78        5.91        6.08
                            74      11/25/2008     574         375         5.78        5.91        6.08
                            75      12/25/2008     577         388         5.78        5.91        6.08
                       -------------------------------------------------------------------------------------
                       Run at 100ppc for fixed rate loans, 100ppc for ARM loans


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change

                                            [LOGO OF BANC OF AMERICA SECURITIES]